                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-08299

                  Oppenheimer International Small Company Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                      Date of reporting period: 11/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                       Shares            Value
                                                     ----------     --------------
COMMON STOCKS--96.0%
CONSUMER DISCRETIONARY--3.4%
AUTO COMPONENTS--0.6%
Azure Dynamics Corp., Legend Shares(1, 2)            30,000,000     $    8,474,989
HOUSEHOLD DURABLES--1.2%
Gafisa SA, ADR                                        1,250,000         17,950,000
INTERNET & CATALOG RETAIL--1.3%
Start Today Co. Ltd.                                      6,000         19,543,554
MULTILINE RETAIL--0.3%
PT Ramayana Lestari Sentosa Tbk                      53,640,000          4,690,680
CONSUMER STAPLES--1.6%
FOOD PRODUCTS--0.2%
Agriterra Ltd.(2, 3)                                 48,878,000          2,329,631
PERSONAL PRODUCTS--1.4%
Dr. Ci:Labo Co. Ltd.                                      6,000         21,436,253
ENERGY--22.7%
ENERGY EQUIPMENT & SERVICES--2.6%
Polarcus Ltd.(2, 3)                                  18,000,000         15,000,068
Trican Well Service Ltd.                              1,200,000         23,075,349
                                                                    --------------
                                                                        38,075,417
OIL, GAS & CONSUMABLE FUELS--20.1%
Afren plc(2)                                          7,000,000         13,653,756
Africa Oil Corp.(2)                                   3,000,000          6,107,837
Berkeley Resources Ltd.(2)                            1,062,152          1,888,519
Calvalley Petroleum, Inc., Cl. A(2, 3)                9,000,000         37,436,072
DNO International ASA(2)                             15,000,000         19,123,352
GeoGlobal Resources, Inc.(2, 3)                       7,000,000          4,865,000
Gulf Keystone Petroleum Ltd.(2)                      14,000,000         38,707,420
Heritage Oil Ltd.                                     3,500,000         20,208,431
Ivanhoe Energy, Inc.(2)                               3,160,000          6,649,067
Ivanhoe Energy, Inc., Legend Shares(2)                1,393,300          2,931,692
Linc Energy Ltd.                                      5,800,000         14,394,296
Madalena Ventures, Inc., Legend Shares(2)             7,000,000          5,386,976
Mantra Resources Ltd.(2)                              2,000,000         12,767,181
Petrodorado Energy Ltd., Legend Shares(2)            16,000,000         11,377,916
Riversdale Mining Ltd.(2)                             2,000,000         26,166,970
Sable Mining Africa Ltd.(2)                          40,000,000         17,265,516
Shamaran Petroleum Corp.(2)                          15,111,112         16,045,114
Shamaran Petroleum Corp., Legend Shares(2, 4)         8,888,888          8,494,471
SouthGobi Resources Ltd.(2, 5)                          250,000          2,895,621
SouthGobi Resources Ltd.(2, 5)                        1,500,000         17,269,578
UNX Energy Corp.(2, 3)                                  753,000          2,039,199
UNX Energy Corp., Legend Shares(2, 3)                 5,072,400         13,736,566
                                                                    --------------
                                                                       299,410,550


                1 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                       Shares            Value
                                                     ----------     --------------
COMMON STOCKS CONTINUED
FINANCIALS--21.6%
CAPITAL MARKETS--4.1%
CETIP SA                                              2,000,000     $   23,574,011
Endeavour Mining Corp.(2)                             5,000,000         13,443,086
Uranium Participation Corp.(2)                        3,000,000         24,226,779
                                                                    --------------
                                                                        61,243,876
COMMERCIAL BANKS--6.6%
Allahabad Bank Ltd.                                   3,000,000         15,658,712
Andhra Bank                                           2,000,000          6,839,761
Banco Macro SA, ADR                                     450,000         22,459,500
Dena Bank Ltd.                                        8,000,000         21,950,529
Indian Bank                                           2,000,000         12,149,940
Oriental Bank of Commerce                             2,000,000         18,491,882
                                                                    --------------
                                                                        97,550,324
DIVERSIFIED FINANCIAL SERVICES--2.7%
ARQUES Industries AG(2, 3)                            3,750,000         17,718,299
Fidec Corp.(2)                                            3,000            376,748
Osaka Securities Exchange Co. Ltd.                        4,000         19,811,208
World Energy Solutions, Inc.(2, 3)                      600,000          1,718,377
                                                                    --------------
                                                                        39,624,632
REAL ESTATE MANAGEMENT & DEVELOPMENT--8.2%
China Real Estate Information Corp.(2)                1,250,000         11,437,500
E-House China Holdings Ltd., ADS                      1,200,000         16,740,000
Funai Zaisan Consultants Co. Ltd.(2)                      1,000            356,554
Kenedix, Inc.(2)                                        110,000         26,050,902
KWG Property Holding Ltd.                            20,000,000         14,912,879
Mahindra Lifespace Developers Ltd.                    1,000,000          8,739,693
Prestige Estates Projects Ltd.(2)                     4,000,000         14,893,756
Shui On Land Ltd.                                    30,000,000         14,990,148
Sobha Developers Ltd.                                 2,000,000         14,205,078
                                                                    --------------
                                                                       122,326,510
HEALTH CARE--4.9%
BIOTECHNOLOGY--1.6%
Resverlogix Corp.(2)                                  2,000,000          6,682,578
Theratechnologies, Inc.(2)                            3,000,000         16,511,617
                                                                    --------------
                                                                        23,194,195
HEALTH CARE PROVIDERS & SERVICES--1.6%
Fleury SA                                             1,750,000         23,270,734
OdontoPrev SA                                            27,700            410,346
                                                                    --------------
                                                                        23,681,080
HEALTH CARE TECHNOLOGY--1.7%
M3, Inc.                                                  5,000         25,212,092
INDUSTRIALS--2.7%
MACHINERY--2.7%
BEML Ltd.                                               750,000         16,065,708
Electrovaya, Inc.(2)                                  3,000,000          7,890,507


                2 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                       Shares            Value
                                                     ----------     --------------
COMMON STOCKS CONTINUED
MACHINERY CONTINUED
Westport Innovations, Inc.(2)                           664,286     $   12,010,275
Westport Innovations, Inc., Legend Shares(2)            235,714          4,261,704
                                                                    --------------
                                                                        40,228,194
INFORMATION TECHNOLOGY--8.0%
COMMUNICATIONS EQUIPMENT--0.8%
Enablence Technologies, Inc.(2, 3)                   20,000,000         12,274,122
INTERNET SOFTWARE & SERVICES--5.7%
Kakaku.com, Inc.                                          3,500         17,104,791
Opera Software ASA(3)                                15,411,542         66,981,896
                                                                    --------------
                                                                        84,086,687
SOFTWARE--1.5%
OnMobile Global Ltd.(2)                               2,500,000         15,457,121
Simplex Holdings, Inc.                                   16,000          7,666,388
                                                                    --------------
                                                                        23,123,509
MATERIALS--26.5%
CHEMICALS--2.8%
Methanex Corp.                                          800,000         23,441,625
Yingde Gases Group Co.(2)                            20,000,000         17,311,401
                                                                    --------------
                                                                        40,753,026
METALS & MINING--23.3%
African Minerals Ltd.(2)                              3,250,000         20,145,046
Anvil Mining Ltd.(2, 3)                               8,000,000         39,666,845
Banro Corp.(2, 3)                                    10,000,000         29,126,686
Bear Creek Mining Corp.(2)                            3,000,000         27,003,069
Coal of Africa Ltd.(2)                                8,000,000          9,052,730
Colossus Minerals, Inc.(2)                            3,000,000         24,489,796
Consolidated Thompson Iron Mines Ltd.(2)              2,000,000         23,242,901
Dynasty Metals & Mining, Inc.(2)                      1,750,000          7,909,990
Eastern Platinum Ltd.(2)                             14,000,000         21,138,766
Fosun International                                  10,414,000          7,778,548
Gold Wheaton Gold Corp.(2)                            4,000,000         16,677,220
Gryphon Minerals Ltd.(2)                              2,500,000          3,522,477
Hana Mining Ltd.(2)                                   3,500,000         15,410,842
Ivernia, Inc.(2, 3)                                  13,300,000          5,959,768
Ivernia, Inc., Legend Shares(1, 2, 3)                 3,200,000          1,433,929
Lundin Mining Corp.(2)                                2,500,000         16,097,608
Medusa Mining Ltd.                                      762,263          4,749,075
Mirabela Nickel Ltd.(2)                               8,600,000         13,404,121
Mirabela Nickel Ltd., Legend Shares(2)                1,400,000          2,182,066
Mountain Province Diamonds, Inc., Legend Shares(2)    1,000,000          4,909,649
Nevsun Resources Ltd.(2)                              4,000,000         22,677,902
SEMAFO, Inc.(2)                                         350,000          4,227,753
Stornoway Diamond Corp.(2)                            5,000,000          3,068,531


                3 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                       Shares            Value
                                                     ----------     --------------
COMMON STOCKS CONTINUED
METALS & MINING CONTINUED
Western Areas NL                                      4,000,000     $   22,352,148
                                                                    --------------
                                                                       346,227,466
PAPER & FOREST PRODUCTS--0.4%
MagIndustries Corp.(2)                               17,000,000          5,382,105
MagIndustries Corp., Legend Shares(2, 4)              3,000,000            949,783
                                                                    --------------
                                                                         6,331,888
UTILITIES--4.6%
ENERGY TRADERS--1.8%
PTC India Ltd.                                        7,000,000         18,207,455
Ram Power Corp.(2)                                    4,000,000          8,728,265
                                                                    --------------
                                                                        26,935,720
GAS UTILITIES--2.8%
ENN Energy Holdings Ltd.                              7,000,000         20,227,083
Indraprastha Gas Ltd.                                 3,000,000         21,722,785
                                                                    --------------
                                                                        41,949,868
                                                                    --------------
Total Common Stocks (Cost $1,236,671,746)                            1,426,654,263

                                                      Principal
                                                       Amount
                                                     ----------
CONVERTIBLE CORPORATE BONDS AND NOTES--1.6%
ARQUES Industries AG, 9% Cv. Unsec. Unsub.
   Nts., 1/1/13(3)                                    1,125,000 EUR      2,920,599
Ivernia, Inc., 8% Cv. Sr. Nts., 4/27/13(3)            5,000,000         20,368,312
                                                                    --------------
Total Convertible Corporate Bonds and Notes
   (Cost $8,066,189)                                                    23,288,911

                                              Expiration   Strike
                                                 Date       Price      Contracts
                                              ----------   ------   --------------
OPTIONS PURCHASED--0.1%
Japanese Yen (JPY) Put(2) (Cost $4,195,000)     1/13/12     $105    20,000,000,000   829,600

                                                        Units
                                                     ----------
RIGHTS, WARRANTS AND CERTIFICATES--1.1%
Denison Mines Corp., Legend Shares Wts., Strike
   Price $0.00001, Exp. 4/11/11(2)                    2,000,000          6,018,598
Ivanhoe Energy, Inc. Rts., Strike Price 3.16CAD,
   Exp. 1/25/11(2)                                      835,000             18,427
Mountain Province Diamonds, Inc., Legend Shares
   Wts., Strike Price $3.20, Exp. 6/8/11(2)             500,000            954,054
Petrodorado Energy Ltd., Legend Shares Wts.,
   Strike Price $0.35, Exp. 12/9/12(2)               17,000,000          9,560,838
                                                                    --------------
Total Rights, Warrants and Certificates
   (Cost $6,701,467)                                                    16,551,917

                                                       Shares
                                                     ----------
INVESTMENT COMPANIES--0.4%
JPMorgan U.S. Treasury Plus Money Market
   Fund, Agency Shares, 0.00%(6,7)                      568,512            568,512


                4 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                       Shares            Value
                                                     ----------     --------------
INVESTMENT COMPANIES CONTINUED
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.21%(3,6)                                  6,180,532     $    6,180,532
                                                                    --------------
Total Investment Companies (Cost $6,749,044)                             6,749,044
TOTAL INVESTMENTS, AT VALUE (COST $1,262,383,446)          99.2%     1,474,073,735
Other Assets Net of Liabilities                             0.8         12,586,120
                                                     ----------     --------------
Net Assets                                                100.0%    $1,486,659,855
                                                     ==========     ==============

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

CAD   Canadian Dollar
EUR   Euro

(1.) Restricted security. The aggregate value of restricted securities as of November 30, 2010 was $9,908,918, which represents 0.67% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                     UNREALIZED
                                         ACQUISITION                                APPRECIATION
SECURITY                                    DATE            COST         VALUE     (DEPRECIATION)
--------                              ----------------   ----------   ----------   --------------
Azure Dynamics Corp., Legend Shares   11/1/06-12/17/09   $5,045,314   $8,474,989    $ 3,429,675
Ivernia, Inc., Legend Shares                   4/20/05    4,001,452    1,433,929     (2,567,523)
                                                         ----------   ----------   --------------
                                                         $9,046,766   $9,908,918    $   862,152
                                                         ==========   ==========   ==============

(2.) Non-income producing security.


                5 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                             PRINCIPAL                                         PRINCIPAL
                                                               AMOUNT/                                          AMOUNT/
                                                               SHARES          GROSS           GROSS            SHARES
                                                          AUGUST 31, 2010    ADDITIONS       REDUCTIONS    NOVEMBER 30, 2010
                                                          ---------------   -----------     -----------    -----------------
Agriterra Ltd.                                               50,000,000              --       1,122,000       48,878,000
Anvil Mining Ltd.                                             8,000,000              --              --        8,000,000
ARQUES Industries AG                                          2,250,000       1,500,000              --        3,750,000
ARQUES Industries AG, 9% Cv. Unsec. Unsub. Nts., 1/1/13              --       1,125,000 EUR          --        1,125,000 EUR
Banro Corp.                                                   9,900,800          99,200              --       10,000,000
Black Marlin Energy Holdings Ltd., Legend Shares(a)          20,000,000              --      20,000,000(b)            --
Calvalley Petroleum, Inc., Cl. A                              9,000,000              --              --        9,000,000
Enablence Technologies, Inc.                                 17,000,000       3,000,000              --       20,000,000
GeoGlobal Resources, Inc.                                            --       7,000,000              --        7,000,000
Ivernia, Inc.                                                13,300,000              --              --       13,300,000
Ivernia, Inc., 8% Cv. Sr. Nts., 4/27/13                       5,000,000              --              --        5,000,000
Ivernia, Inc., Legend Shares                                  3,200,000              --              --        3,200,000
Opera Software ASA                                           17,000,000              --       1,588,458       15,411,542
Oppenheimer Institutional Money Market Fund, Cl. E           25,212,434     147,575,133     166,607,035        6,180,532
Polarcus Ltd.                                                12,000,000       6,000,000              --       18,000,000
UNX Energy Corp. (formerly Universal Power Corp.)             1,503,000              --         750,000          753,000
UNX Energy Corp., Legend Shares (formerly Universal
   Power Corp., Legend Shares)                                5,747,000              --         674,600        5,072,400
World Energy Solutions, Inc.                                    600,000              --              --          600,000

                                                                                       REALIZED
                                                              VALUE        INCOME    GAIN (LOSS)
                                                          ------------    --------   -----------
Agriterra Ltd.                                            $  2,329,631    $     --   $  (40,161)
Anvil Mining Ltd.                                           39,666,845          --           --
ARQUES Industries AG                                        17,718,299          --           --
ARQUES Industries AG, 9% Cv. Unsec. Unsub. Nts., 1/1/13      2,920,599          --           --
Banro Corp.                                                 29,126,686          --           --
Black Marlin Energy Holdings Ltd., Legend Shares(a)                 --(c)       --           --
Calvalley Petroleum, Inc., Cl. A                            37,436,072          --           --
Enablence Technologies, Inc.                                12,274,122          --           --
GeoGlobal Resources, Inc.                                    4,865,000          --           --
Ivernia, Inc.                                                5,959,768          --           --
Ivernia, Inc., 8% Cv. Sr. Nts., 4/27/13                     20,368,312      99,726           --
Ivernia, Inc., Legend Shares                                 1,433,929          --           --
Opera Software ASA                                          66,981,896          --    3,434,751
Oppenheimer Institutional Money Market Fund, Cl. E           6,180,532       6,135           --
Polarcus Ltd.                                               15,000,068          --           --
UNX Energy Corp. (formerly Universal Power Corp.)            2,039,199         692    1,812,561
UNX Energy Corp., Legend Shares (formerly Universal
   Power Corp., Legend Shares)                              13,736,566          --    1,274,407

World Energy Solutions, Inc.                                 1,718,377          --           --
                                                          ------------    --------   ----------
                                                          $279,755,901    $106,553   $6,481,558
                                                          ============    ========   ==========


                6 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

(a.) No longer an affiliate as of November 30, 2010.

(b.) All or a portion is the result of a corporate action.

(c.) The security is no longer an affiliate, therefore, the value has been excluded from this table.

(4.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,444,254 or 0.64% of the Fund's net assets as of November 30, 2010.

(5.) The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

(6.) Rate shown is the 7-day yield as of November 30, 2010.

(7.) Interest rate is less than 0.0005%.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of November 30, 2010 based on valuation input level:

                                                                               LEVEL 3--
                                           LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                          UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                         QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                        --------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary               $   42,184,234     $  8,474,989       $       --    $   50,659,223
   Consumer Staples                         21,436,253        2,329,631               --        23,765,884
   Energy                                  266,163,982       71,321,985               --       337,485,967
   Financials                              305,165,888       15,579,454               --       320,745,342
   Health Care                              72,087,367               --               --        72,087,367
   Industrials                              35,966,490        4,261,704               --        40,228,194
   Information Technology                  119,484,318               --               --       119,484,318
   Materials                               366,525,552       26,786,828               --       393,312,380
   Utilities                                30,451,050       38,434,538               --        68,885,588
Convertible Corporate Bonds and Notes               --       20,368,312        2,920,599        23,288,911
Options Purchased                                   --          829,600               --           829,600
Rights, Warrants and Certificates                   --       16,551,917               --        16,551,917
Investment Companies                         6,749,044               --               --         6,749,044
                                        --------------     ------------       ----------    --------------
Total Investments, at Value              1,266,214,178      204,938,958        2,920,599     1,474,073,735
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                 --           22,857               --            22,857
                                        --------------     ------------       ----------    --------------
Total Assets                            $1,266,214,178     $204,961,815       $2,920,599    $1,474,096,592
                                        --------------     ------------       ----------    --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:

Foreign currency exchange contracts     $           --     $   (101,549)      $       --    $     (101,549)
                                        --------------     ------------       ----------    --------------
Total Liabilities                       $           --     $   (101,549)      $       --    $     (101,549)
                                        --------------     ------------       ----------    --------------


                7 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

GEOGRAPHIC HOLDINGS         VALUE       PERCENT
-------------------    --------------   -------
Canada                 $  619,611,185     42.0%
India                     184,382,420     12.5
Japan                     137,558,490      9.3
Australia                 101,426,853      6.9
United Kingdom             98,824,468      6.7
Norway                     86,105,248      5.8
Brazil                     65,205,091      4.4
Cayman Islands             46,577,462      3.2
Hong Kong                  32,301,549      2.2
China                      24,518,548      1.7
Argentina                  22,459,500      1.5
Germany                    20,638,898      1.4
United Arab Emirates       15,000,068      1.0
United States              12,443,644      0.9
Indonesia                   4,690,680      0.3
Island of Guernsey          2,329,631      0.2
                       --------------    -----
Total                  $1,474,073,735    100.0%
                       ==============    =====


FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF NOVEMBER 30, 2010 ARE AS FOLLOWS:

                                               CONTRACT
                                                AMOUNT        EXPIRATION                   UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL    (000'S)          DATE           VALUE     APPRECIATION   DEPRECIATION
---------------------------------   --------   --------    ---------------   ----------   ------------   ------------
BARCLAY'S CAPITAL
British Pound Sterling (GBP)             Buy     3,149 GBP         12/1/10   $4,897,447      $    --       $ 15,177
BROWN BROTHERS HARRIMAN:

Australian Dollar (AUD)                  Buy     1,165 AUD         12/2/10    1,116,454           --          1,787
Australian Dollar (AUD)                 Sell       385 AUD 12/1/10-12/2/10      369,023        1,417             --
                                                                                             -------       --------
                                                                                               1,417          1,787
CITIGROUP
Hong Kong Dollar (HKD)                  Sell    38,863 HKD         12/1/10    5,004,864           --            128
JP MORGAN CHASE:
Australian Dollar (AUD)                  Buy     1,346 AUD         12/1/10    1,290,075           --          7,442
British Pound Sterling (GBP)             Buy       882 GBP         12/2/10    1,371,457           --          1,877
British Pound Sterling (GBP)            Sell         7 GBP         12/2/10       11,397           16             --

Canadian Dollar (CAD)                    Buy     4,900 CAD         12/9/10    4,772,350           --         75,138
Norwegian Krone (NOK)                   Sell     1,817 NOK 12/1/10-12/2/10      292,523        2,050             --
                                                                                             -------       --------
                                                                                               2,066         84,457
UBS INVESTMENT BANK
Canadian Dollar (CAD)                   Sell     3,067 CAD         12/1/10    2,988,116       19,374             --
                                                                                             -------       --------
Total unrealized appreciation
   and depreciation                                                                          $22,857       $101,549
                                                                                             =======       ========


                8 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market


                9 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.


                10 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $852,457, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $829,600 as of November 30, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of November 30, 2010 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its


                11 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

     counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

During the period ended November 30, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $3,191,690 and $2,702,316, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.


                12 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

During the period ended November 30, 2010, the Fund had an average market value of $771,050 on purchased put options.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

RESTRICTED SECURITIES

As of November 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,287,950,401
Federal tax cost of other investments       (1,764,040)
                                        --------------
Total federal tax cost                  $1,286,186,361
                                        ==============

Gross unrealized appreciation           $  333,070,778
Gross unrealized depreciation             (146,314,458)
                                        --------------
Net unrealized appreciation             $  186,756,320
                                        ==============


                13 | Oppenheimer International Small Company Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small Company Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 01/11/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 01/11/2011


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 01/11/2011